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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1997 in the Registration Statement (Form S-3) and related Prospectus of Affymetrix, Inc. for the registration of 1,725,000 shares of its common stock.

                                                               ERNST & YOUNG LLP

Palo Alto, California
October 17, 1997